UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue
New York, NY 10018
(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ATEK.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ATEK	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ATEK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Special Meeting, 23,176,961 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), were redeemed (the “Redemptions”). On June 21, 2023, $239,604,919.33 was withdrawn from the trust account to pay the redeeming holders and the 23,176,961 shares of the Company’s Class A common stock that were redeemed were cancelled.

On June 21, 2023, the Company issued an aggregate of 8,881,250 shares of its Class A common stock to the “Sponsor”, upon the conversion of an equal number of shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), of the Company (the “Conversion”). The 8,881,250 shares of Class A common stock issued in connection with the Conversion are subject to the same restrictions as applied to the shares of Class B common stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination, as described in the prospectus for the Company’s initial public offering.

Following the Conversion, and after giving effect to the Redemptions, there are 12,033,039 shares of Class A common stock issued and outstanding, and no shares of Class B common stock issued and outstanding. As a result of the Conversion, and after giving effect to the Redemptions, the Sponsor holds approximately 81.7% of the outstanding shares of the Company’s Class A common stock.

The issuance of the shares of Class A common stock upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 7.01 Regulation FD Disclosure.

The disclosure set forth above in Item 3.02 of this Report is incorporated by reference in this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2023	ATHENA TECHNOLOGY ACQUISITION CORP. II

	By:	/s/ Anna Apostolova
	Name:	Anna Apostolova
	Title:	Chief Financial Officer

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